UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2018

BRIDGE BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

See the discussion in Item 7.01 of this Current Report as to certain expectations as to results of operations for the quarter ended September 30, 2018.

Item 7.01	Regulation FD Disclosure

Bridge Bancorp, Inc. (the “Company”) expects to incur a pre-tax charge of between $8 and $9.5 million in the quarter ending September 30, 2018 relating to the fraudulent conduct of a business customer through its deposit accounts at BNB Bank. The Company is working with the appropriate law enforcement authorities in connection with this matter. The customer has filed a petition pursuant to Chapter 11 of the bankruptcy code. The Company has put its insurance carrier on notice of a claim for the loss, but the extent and amount of coverage is not yet certain.

Excluding the impact of the aforementioned fraud, the Company expects its 3rd quarter earnings release to reflect positive quarter-over-quarter trends in Earnings Per Share (“EPS”), net interest margin, deposit growth, credit, and expenses. It is expected that EPS, adjusted for this charge, will exceed current consensus estimates. The Company has sufficient capital to absorb this charge, no additional capital will be required, and reported EPS will be positive.

The information contained in this Form 8-K provided under Item 7.01 is being furnished and shall not be deemed “filed”, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless expressly incorporated by specific reference in such filing.

Forward Looking Statements

Certain statements contained herein are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statement may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may”, “will”, “believe”, “expect”, “estimate”, “project”, “intend”, “anticipate”, “continue”, or similar terms or variations of those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including those described in the “Risk Factors” section of our Annual Report on Form 10-K, and with respect to the charge and related fraud described in this current report, the following additional factors: that further information may become available prior to the filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018; and that our loss may not be covered by insurance, that insurance coverage may be significantly less than the loss incurred, or that our claim could be denied by the carrier.

The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company does not have any obligation to update any forward-looking statements to reflect any subsequent events or circumstances after the date of this statement.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRIDGE BANCORP, INC.

DATE: October 1, 2018	By:	/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer